UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): September 9, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As previously disclosed, on September 9, 2026, Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) held a Special Meeting of Stockholders (the “Meeting”) pursuant to which, among other things, the stockholders of the Company approved the issuance of securities of the Company as described in that Definitive Proxy Statement on Schedule 14A filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2026, as supplemented (the “Proxy Statement”). The voting results of the Meeting were reported on a Current Report on Form 8-K filed with the SEC on September 11, 2026.

As of September 14, 2026, the Company issued an aggregate of (a) 2,869,595 shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), upon the conversion of certain of its issued and outstanding shares of Series B-1 Preferred Stock (the “B-1 Preferred Stock”) and (b) 867,887 shares of Common Stock upon the conversion of certain of its issued and outstanding shares of Series B-2 Preferred Stock (the “B-2 Preferred Stock” and with the B-1 Preferred Stock, the “Preferred Stock”). The issuance of such shares of Common Stock takes into account the 4.99% beneficial ownership limitations set forth in the Preferred Stock. Also as a result of the approval of the issuance of securities of the Company as described in the Proxy Statement, as of September 9, 2026, the Company issued common stock purchase warrants (the “Warrants”) to purchase an aggregate of approximately 927,114 shares of Common Stock exercisable for a period of three years at an exercise price of $10.30 per share (post-reverse split), and pre-funded warrants (the “Pre-Funded Warrants”) to purchase an aggregate of approximately 16,932,508 shares of Common Stock.

Copies of the form of Warrant and form of Pre-Funded Warrant were filed as Exhibits 4.1 and 4.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on May 1, 2026, and are incorporated herein by reference, and the foregoing description of the Warrants and Pre-Funded Warrants is qualified in its entirety by reference thereto.

The issuance of the securities set forth in this Item 3.02 has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant (1)
4.2	Form of Pre-Funded Warrant (1)
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K filed on May 1, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 15, 2026

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Co-Chief Executive Officer